UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2026

Core Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Technology Drive Suite 101
Canonsburg, Pennsylvania 15317
(Address of principal executive offices)
(Zip code)
Registrant's telephone number, including area code:
(724) 416-8300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 30, 2026, Core Natural Resources, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, March 6, 2026, there were 50,750,366 shares of common stock outstanding and entitled to vote. The final voting results on the matters considered by stockholders at the Annual Meeting are provided below.
Proposal 1: James A. Brock, Edward L. Doheny II, Ronald C. Keating, Holly Keller Koeppel, Patrick A. Kriegshauser, Richard A. Navarre, Valli Perera and Joseph P. Platt were elected as directors, each for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders by the following votes:

Director Name	For	Withheld	Broker Non-Votes
James A. Brock	40,602,812	260,727	4,305,336
Edward L. Doheny II	40,809,468	54,071	4,305,336
Ronald C. Keating	40,790,400	73,139	4,305,336
Holly Keller Koeppel	40,267,709	595,830	4,305,336
Patrick A. Kriegshauser	40,697,340	166,199	4,305,336
Richard A. Navarre	40,115,992	747,547	4,305,336
Valli Perera	40,468,236	395,303	4,305,336
Joseph P. Platt	40,582,356	281,183	4,305,336
Proposal 2: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, by the following votes:

For:	45,061,288
Against:	75,451
Abstain:	32,136
Proposal 3: The compensation paid to the Company’s named executive officers in 2025 was approved on an advisory basis, by the following votes:

For:	40,057,737
Against:	753,466
Abstain:	52,336
Broker Non-Votes:	4,305,336
Item 7.01    Regulation FD Disclosure.
A copy of the Company’s press release announcing the election of Messrs. Doheny and Keating is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1        Press release of Core Natural Resources, Inc. dated April 30, 2026
Exhibit 104        Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Natural Resources, Inc.
(Registrant)
By:	/s/ MITESHKUMAR B. THAKKAR
Miteshkumar B. Thakkar
President and Chief Financial Officer
Dated: April 30, 2026